                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                ----------------

         Date of Report (Date of earliest event reported): June 28, 1999



               PRUDENTIAL SECURITIES SECURED FINANCING CORPORATION
             (Exact name of registrant as specified in its charter)


            Delaware                  333-52021                13-3526694
  (State or Other Jurisdiction       (Commission            (I.R.S. Employer
       of Incorporation)             File Number)         Identification No.)

              One New York Plaza                                 10292
              New York, New York                               (Zip Code)
            (Address of Principal
              Executive Offices)

       Registrant's telephone number, including area code: (212) 778-1000

                                    No Change
      ---------------------------------------------------------------------


          (Former name or former address, if changed since last report)


     -----------------------------------------------------------------------

         Item 2.           Acquisition or Disposition of Assets

Description of the Notes and the Mortgage Loans

                  Prudential Securities Secured Financing Corporation registered issuances of up to $750,000,000 principal amount of Mortgage-Backed Notes on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by the Registration Statements on Form S-3 (Registration File No. 333-52021) (as amended, the "Registration Statement"). Pursuant to the Registration Statement, ABFS Equipment Contract Trust 1999-A (the "Trust") issued approximately $78,146,000 in aggregate principal amount of its Backed Notes Certificates (the "Notes"), on June 28, 1999. This Current Report on Form 8-K is being filed to satisfy an undertaking to file copies of certain agreements executed in connection with the issuance of the Certificates, the forms of which were filed as Exhibits to the Registration Statement.

                  The Notes were issued pursuant to an Indenture (the "Indenture") attached hereto as Exhibit 4.1, dated as of June 1, 1999, between ABFS Equipment Contract Trust 1999-A (the "Trust"), American Business Leasing, Inc., in its capacity as servicer (the "Servicer") and The Chase Manhattan Bank, in its capacity as indenture trustee (the "Indenture Trustee"). The Notes consist of five classes of senior notes, the $15,000,000 5.2935%, Class A-1, $13,000,000 6.025% Class A-2, $34,160,000 6.650% Class A-3, $10,000,000 6.650%
Class A-4 (collectively, the "Class A Notes") and $5,986,000 6.940% Class B (the "Class B Notes") and, together with the Class A Notes, the "Notes"); and two classes of Pledged Notes (the "Pledged Notes"). Only the Class A Notes and Class B Notes were offered. The Notes initially evidenced, in the aggregate, 100% of the undivided beneficial ownership interests in the Trust.

                  The assets of the Trust consist primarily of The assets of the Issuer will consist of certain "finance" leases, "true" or "operating" leases, if any, and commercial loans (collectively, the "Contracts"), certain interests in the underlying equipment or other property securing such Contracts (collectively, the "Equipment" and, together with the Contracts, the "Receivables"), funds on deposit in certain accounts, and certain other property.

                  As of the Closing Date, the Contracts possessed the characteristics described in the Prospectus dated June 23, 1999 and the Prospectus Supplement dated June 24 filed pursuant to Rule 424(b) (5) of the Act on June 28, 1999.

         Item 7.  Financial Statements, Pro Forma Financial
                  Information and Exhibits.

         (a)      Not applicable

         (b)      Not applicable

         (c)      Exhibits:

         1.1 Underwriting Agreement, dated June 24, 1999, between Prudential Securities Secured Financing Corporation, American Business Leasing and Prudential Securities Incorporated.

         1.2 Indemnification Agreement, dated as of June 24, 1999, among Prudential Securities Incorporated, ABFS Equipment contract Trust 1999-A and Financial Security Assurance Inc.

         4.1 Indenture, dated as of June 1, 1999, between ABFS Equipment Contract Trust 1999-A and The Chase Manhattan Bank, as indenture trustee.

         4.2 Receivables Sale Agreement, dated as of June 1, 1999, among American Business Leasing Inc., ABFS Finance LLC 1999-A and ABFS Residual LLC 1999-A.

         4.3 Receivables Pledge Agreement, dated as of June 1, 1999, among ABFS Finance LLC 1999-A, ABFS Residual LLC 1999-A, Prudential Securities Secured Financing Corporation, ABFS Equipment Contract Trust 1999-A and The Chase Manhattan Bank.

         4.4 Servicing Agreement, dated as of June 1, 1999, among, American Business Leasing, Inc., ABFS Equipment Contract Trust 1999-A, Chase Bank of Texas, N.A., ABFS Finance LLC 1999-A, ABFS Residual LLC 1999-A and The Chase Manhattan Bank.

         8.1 Opinion of Dewey Ballantine LLP, Counsel to Prudential Securities Secured Corporation regarding certain tax matters.

         10.1     Financial Guaranty Insurance Policy, dated June 28, 1999.

         23.1 Consent of PricewaterhouseCoopers, L.L.P. regarding financial statements of Financial Security Assurance Inc. and their report.

                                   SIGNATURES

                           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            PRUDENTIAL SECURITIES SECURED
                                               FINANCING CORPORATION
                                               As Depositor and on behalf of
                                               ABFS Equipment Contract Trust
                                               1999-A Registrant

                                            By: /s/ Evan Mitnick
                                               -------------------------------
                                               Name:   Evan Mitnick
                                               Title:  Vice President

         Dated:  July 7, 1999

                                  EXHIBIT INDEX

Exhibit No.                 Description
-----------                 -----------

      1.1 Underwriting Agreement, dated June 24, 1999, between Prudential Securities Secured Financing Corporation, American Business Leasing and Prudential Securities Incorporated.

      1.2 Indemnification Agreement, dated as of June 24, 1999, among Prudential Securities Incorporated, ABFS Equipment contract Trust 1999-A and Financial Security Assurance Inc.

      4.1 Indenture, dated as of June 1, 1999, between ABFS Equipment Contract Trust 1999-A and The Chase Manhattan Bank, as indenture trustee.

      4.2 Receivables Sale Agreement, dated as of June 1, 1999, among American Business Leasing Inc., ABFS Finance LLC 1999-A and ABFS Residual LLC 1999-A.

      4.3 Receivables Pledge Agreement, dated as of June 1, 1999, among ABFS Finance LLC 1999-A, ABFS Residual LLC 1999-A, Prudential Securities Secured Financing Corporation, ABFS Equipment Contract Trust 1999-A and The Chase Manhattan Bank.

      4.4 Servicing Agreement, dated as of June 1, 1999, among, American Business Leasing, Inc., ABFS Equipment Contract Trust 1999-A, Chase Bank of Texas, N.A., ABFS Finance LLC 1999-A, ABFS Residual LLC 1999-A and The Chase Manhattan Bank.

      8.1 Opinion of Dewey Ballantine LLP, Counsel to Prudential Securities Secured Corporation regarding certain tax matters.

      10.1                  Financial Guaranty Insurance Policy, dated June 28,
                            1999.

      23.1 Consent of PricewaterhouseCoopers, L.L.P. regarding financial statements of Financial Security Assurance Inc. and their report.